MERRILL LYNCH FOCUS TWENTY FUND, INC.

                   Supplement dated January 18, 2001 to the
                    Prospectus and Statement of Additional
                 Information, each dated December 21, 1999 (as
                          supplemented March 3, 2000)

     The Management Agreement between Master Focus Twenty Trust (the "Trust") and Fund Asset Management, L.P. ("FAM"), as investment adviser, has been amended to remove from the agreement FAM's obligation to provide administrative services to the feeder funds, including Merrill Lynch Focus Twenty Fund, Inc. (the "Fund"), and to reduce the management fee from 0.85% to 0.60% of the Trust's average daily net assets. Simultaneously, the Fund and FAM entered into a separate Administration Agreement pursuant to which FAM, as administrator, has agreed to provide the same administrative services to the Fund that were previously provided pursuant to the Management Agreement and to receive monthly compensation for such services at the annual rate of 0.25% of the Fund's average daily net assets. As a result of these changes, the Trust and the Fund will continue to receive the same services from FAM that they had received prior to the changes and FAM will receive the same aggregate fees for providing these services.


Code #19080-0300(ALL)
     #19081-0300(ALL)